Franked Investment Income Group Litigation Order	6 Months Ended
Jun. 30, 2021
Gains Losses On Litigation Settlements [Abstract]
Franked Investment Income Group Litigation Order

FRANKED INVESTMENT INCOME GROUP LITIGATION ORDER

The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (“HMRC”) in the FII GLO. There were 17 corporate groups in the FII GLO as at 30 June 2022. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK. The Supreme Court heard appeals in two separate trials during 2020. The judgment in the first hearing was handed down in November 2020 and concerned the time limit for bringing claims. The Supreme Court remitted that matter to the High Court to determine whether the claim is within time on the facts. The judgment from the second hearing was handed down in July 2021 and concerned issues relating to the type of claims BAT is entitled to bring. Applying that judgment reduces the value of the FII claim to approximately £0.3 billion, mainly as the result of the application of simple interest and the limitation to claims for advance corporation tax offset against lawful corporation tax charges, which is subject to the determination of the timing issue by the High Court and any subsequent appeal.

During 2015, HMRC paid to the Group a gross amount of £1.2 billion in two separate payments, less a deduction (withheld by HMRC) of £0.3 billion. The payments made by HMRC have been made without any admission of liability and are subject to refund, were HMRC to succeed on appeal. Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the Income Statement in the current or prior period in respect of the receipt (being net £0.9 billion) which is held within trade and other payables. Any future recognition as income will be treated as an adjusting item, due to the size of the order, with interest of £13 million for the six months ended 30 June 2022 (30 June 2021: £10 million; 31 December 2021: £20 million) accruing on the balance, which was also treated as an adjusting item. Further information on FII GLO is described in Note 10 to the Group’s Annual Report and Accounts and Form 20-F for the year ended 31 December 2021, page 201.

As previously disclosed, the final resolution of all issues in the litigation is likely to take a number of years and, while no payments were made in the first half of 2022, the Group intends from the second half of 2022 onwards to commence annual interim payments to HMRC of at least £50 million per annum.